Note 13 - Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

NOTE 13- INCOME TAXES

Income tax expense (benefit) was as follows:

(Dollars in thousands)	2014	2013
Current expense
Federal	$57	$-
State	173	372
Deferred expense (benefit)
Federal	1,899	50
State	(57)	18
Change in valuation allowance	38	(7,584)
Total	$2,110	$(7,144)

Income tax expense (benefit) is allocated as follows:

(Dollars in thousands)	2014	2013

Continuing operations	$1,604	$(6,590)
Other comprehensive loss	506	(554)
Total	$2,110	$(7,144)

The income tax effect of cumulative temporary differences for deferred tax assets at December 31, 2014 and 2013 is as follows:

(Dollars in thousands)	December 31,
	2014	2013
Deferred tax assets:
Allowance for loan losses	$1,904	$2,054
Allowance for impairment of other real estate owned	41	80
Net operating loss (NOL) carryforward	1,895	3,202
Unrealized loss on investment securities	640	1,146
Deferred revenue	107	273
Deferred compensation	697	611
Depreciation	162	72
Other	523	364
Total deferred tax assets	5,969	7,802

Deferred tax liabilities:
Prepaid expenses	90	81
Total deferred tax liabilities	90	81

Net deferred tax asset	5,879	7,721

Valuation allowance	(243)	(205)
Total net deferred tax asset	$5,636	$7,516

At June 30, 2011, the Company recorded a full valuation allowance against its deferred tax assets totaling approximately $6.4 million. In arriving at its decision to do so, management evaluated the Company’s preceding three year pretax historical losses totaling approximately $19.4 million, the economy of the last several years prior to June 30, 2011 which contributed to these losses, and the Company’s immediate earnings outlook. Based on these factors, management did not consider it more likely than not that the Company would generate sufficient tax liabilities through earnings to offset its level of deferred tax assets. Prior to the year ending December 31, 2008, the Company had a consistent history of generating significant pretax income. The tax losses generated during the years ended December 31, 2010 and 2009 were completely absorbed through the use of net operating loss carrybacks. These factors, coupled with the Company’s performance projections over the next several years, led to the Company’s decision to not provide for a valuation allowance prior to June 30, 2011. However, management’s assessment of the near term realizability of the deferred tax asset changed as a result of the required provisions for loan losses and other real estate owned for the three months ended June 30, 2011. These provisions and the then current economic conditions that fueled them led to uncertainty about the required level of future provisions and, therefore, led management to the conclusion that a full valuation allowance on the Company’s deferred tax assets was needed.

During 2013, the Company reversed most of its valuation allowance on its deferred tax assets. The decision to reverse the valuation allowance was due to a change in management’s assessment of the near term realizability of the deferred tax assets. This change in assessment was the result of improved operating results, most notably six consecutive quarters of profitability beginning with the three months ended March 31, 2012. The profitability during these periods included core earnings. These improved results provided positive evidence of the Company’s ability to generate the future profits necessary to realize the benefits provided by its deferred tax assets in future periods. As of December 31, 2014, the Company maintained a full valuation allowance of $243,000 on its holding company state income tax items. Included in these items was a net operating loss carryforward totaling $143,000. Throughout the Company’s history, the holding company has consistently produced operating losses on a standalone basis, and the realizability of any of its deferred tax items continues to remain in doubt.

The Company’s deferred tax assets related to realizable net operating loss carryforwards of $1,752,000 expire as follows: $1,332,000 in 2031; $383,000 in 2032; and $37,000 in 2033. The net operating loss carryforwards to which the deferred tax assets relate expire as follows: $3,916,000 in 2031; $1,127,000 in 2032; and $111,000 in 2033. The Company believes it will generate sufficient profits to utilize its carryforwards prior to these expiration dates.

The provision for income taxes is reconciled to the amount of income tax computed at the federal statutory rate on income (loss) before income taxes for the years ended December 31, as follows:

(Dollars in thousands)	2014		2013
	Amount	%	Amount	%
Tax expense at statutory rate	$1,816	34%	$842	34%
Increase (decrease) in taxes resulting from:
State tax (net of federal benefit)	77	1	231	9
Officers’ life insurance	(287)	(5)	(54)	(2)
Municipal interest	(49)	(1)	(55)	(2)
Other tax preference items	9	0	30	1
Valuation allowance change	38	1	(7,584)	(306)
Tax expense (benefit)	$1,604	30%	$(6,590)	(266)%

The Company is no longer subject to examination by taxing authorities for years before 2011. The Company has analyzed the tax positions taken or expected to be taken in its tax returns and concluded it has no liability related to uncertain tax positions.